Execution Copy

                                 SUMMIT BANCORP

                      BENEFITS PROTECTION TRUST AGREEMENT

                  THIS TRUST AGREEMENT, made as of the 29th day of September, 2000, by and between SUMMIT BANCORP., a New Jersey corporation (hereinafter referred to as "Summit "), and Wachovia Bank, N.A., a national banking organization (hereinafter referred to as the "Trustee ").


                              W I T N E S S E T H :

                  WHEREAS, Summit maintains (i) certain unfunded benefit plans under which it is obligated to make payments of benefits to employees participating in such plans and (ii) certain unfunded severance pay plans and arrangements under which it is obligated to pay severance and other benefits to employees whose employment terminates, within a period specified in each such plan or arrangement, following a change in control of Summit; and

                  WHEREAS, to better ensure participants and their beneficiaries of the future payment of benefits due to them or to which they reasonably may anticipate receiving pursuant to such plans and arrangements, Summit desires (i) to establish a grantor trust under the terms and conditions hereinafter set forth (the "Trust ") and (ii) to deposit from time to time with the Trustee, as provided herein and subject to the claims of the existing or future general creditors of Summit as set forth herein, amounts of cash or other property, for the payment of: (a) benefits under the unfunded benefit plans and other arrangements listed on Schedule 1(a) attached hereto ("Schedule 1(a) "), (b) benefits under the severance pay plans and other arrangements listed on Schedule 1(b) attached hereto ("Schedule 1(b)") [collectively, Schedule 1(a) and Schedule 1(b) shall be referred to as "Schedule 1."], (c) the fees and expenses incurred by the Trustee in enforcing their claims against Summit and its affiliates with respect to such plans and arrangements, and (d) the fees and expenses of the Trustee in administering the Trust; and

                  WHEREAS, Summit desires to authorize the Trustee prior to a Change in Control to resolve claims for benefits under such plans and other arrangements; and

                  WHEREAS, the Trustee agrees to accept the Trust and the above described deposits; and

                  WHEREAS, Summit, upon execution of this Trust, will deliver to the Trustee copies of all of the plans and other arrangements listed on Schedule 1 and thereafter, will deliver to the Trustee if any additional plan of arrangement is to be covered by the Trust, an amended Schedule 1 together with a copy of each such additional plan or arrangement and, if any covered plan or arrangement is amended, a copy of each amendment to a covered plan or arrangement; and

                  WHEREAS, the Trustee is not a party to any such plan or arrangement;

                  NOW, THEREFORE, Summit and the Trustee agree as follows:

                                   ARTICLE 1

                                   Definitions

                  The following words and phrases shall have the following meanings when used herein unless a different meaning is plainly required by the text. Words used in the masculine also apply to the feminine where applicable, and wherever the context dictates the plural includes the singular and the singular includes the plural.

     1.1 "Affiliate " shall mean any corporation, partnership or other entity, the majority interest in which is held by the Company directly or through one or more intermediaries.

     1.2 "Benefit Account " shall mean with respect to each Plan the account maintained by the Trustee pursuant to Article 5 for the purpose of providing for the payment of benefits under such Plan.

     1.3 "Board" shall mean the Board of Directors of Summit.

     1.4 "Change in Control " shall be deemed to have occurred if there is a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A or Item 1(a) of Form 8-K promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act "), whether or not Summit is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall also be deemed to have occurred:

         (a) if any "person " (including as such term is used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but excluding the Company and its Affiliates or an employee benefit plan of the Company (or any fiduciary on behalf of any such employee benefit plan) or a corporation controlled by the Company's shareholders and in which



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

their ownership is of substantially the same character and is in substantially the same proportions as their ownership of stock of the Company, or an underwriter temporarily holding securities pursuant to an offering of such securities), is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or

         (b) if during any period of two consecutive years, Continuing Directors cease for any reason to constitute at least a majority of the Board (excluding, for purposes of this calculation, any director who dies during such period); or

         (c) if the Company shall meet the delisting criteria of the New York Stock Exchange or any successor exchange in respect of the number of publicly-held shares or the number of shareholders holding 100 shares or more; or

         (d) if the Board shall approve the sale of all or substantially all of the assets of the Company; or

         (e) if the Board shall approve any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a), (b) or (c) or the opening paragraph above of this Section 1.4 or that the shareholders of the Company receive or retain stock having less than 65% combined voting power of the Company's outstanding securities then entitled to vote for the election of directors resulting from such transaction in substantially the same proportions as their prior ownership of the Company.

     1.5 "Committee " shall mean the Compensation Committee of the Board.

     1.6 "Company " shall mean Summit Bancorp. and its successors and assigns.


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

     1.7 "Continuing Directors " shall mean those members of the Board at the beginning of the two (2) year period commencing on the occurrence of any event described in clause (b) of Section 1.4 and those members of the Board who subsequently became such and whose selection or nomination for election by the Company's shareholders was approved by a majority of the then Continuing Directors.

     1.8 "Director " shall mean any member of the Board.

     1.9 "Participant " shall mean each active or former director or employee of the Company and any of its Affiliates who is covered under any of the Plans as of the date of a Change in Control and his or her beneficiaries.

     1.10 "Plan(s) " shall mean those plans and other arrangements listed on
Schedule 1(a) or 1(b), as amended from time to time.

     1.11 "Threatened Change in Control " shall mean any of the following events (whether occurring before, on or after the date hereof):

         (a) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control; or

         (b) any person (including the Company) publicly announces (including announcements prior to the date hereof) an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control; or

         (c) any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities then entitled to vote for the election of directors; or


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

         (d) the Board notifies the Trustee in writing that a threat of a Change in Control exists.

     1.12 "Threatened Change in Control Period " shall mean the period beginning on the date a Threatened Change in Control commences and ending on the date when any of the following occurs:

         (a) the Company abandons any agreement referred to in clause (a) of
Section 1.11; or

         (b) any person who made an announcement referred to in clause (b) of
Section 1.12 publicly announces that he or she no longer intends to take or is no longer considering the taking of actions which, if consummated, would constitute a Change in Control; or

         (c) any person referred to in clause (c) of Section 1.12 ceases to be the direct or indirect beneficial owner of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding securities then entitled to vote for the election of directors; or

         (d) the date the Board shall have notified the Trustee in writing that the Threatened Change in Control has terminated when the Threatened Change in Control Period has commenced by reason of a written notification by the Board as provided in clause (d) of Section 1.12; or

         (e) the date a Change in Control occurs.

     1.13 "Trustee Expense Account " shall mean the account maintained by the Trustee pursuant to Article 3 for the payment of its fees and expenses.




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

                                   Article 2

                               Creation of Trust

     2.1 The Company hereby establishes with the Trustee and the Trustee hereby accepts a trust, which shall consist of the following accounts for the purpose of accounting for funds delivered to the Trustee by the Company: the Trustee Expense Account, the Claims Expense Account and one or more Benefit Accounts. The Trustee Expense Account shall be used exclusively to pay the fees, expenses and indemnities due or incurred by the Trustee in accordance with the terms of this Trust Agreement. The Claims Expense Account shall be used exclusively to pay the expenses incurred in connection with the enforcement, whether by negotiation, arbitration, settlement or litigation, of the claims of Participants of their claims for benefits under the Plans. Each Benefit Account shall be used to make payments under the designated Plan. The Trustee, for investment purposes only, may commingle all Trust assets and treat them as a single fund, but the records of the Trustee at all times shall show the percentages or assets of the Trust Fund allocable to each of the aforesaid accounts.

     2.2 The Company and the Trustee agree that the Trust created herein shall not be revocable by the Company during a Threatened Change in Control Period or upon a Change in Control, but shall be revocable at any other time. The Trust established hereunder is intended to be a grantor trust within the meaning of
Section 671 of the Internal Revenue Code of 1986, as thereafter amended (the "Code ")(to the extent it is considered a trust for tax purposes) and all property contributed to the Trust and interest and other income earned on the investments of the Trust shall be held in trust in accordance with this Trust Agreement, but shall be the property of, and taxable to, the



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

Company. All taxes on or with respect to the Trust shall be payable by the Company from its separate funds and shall not be a charge against the Trust.

     2.3 The Company, simultaneously with the execution of this Trust Agreement, will deliver to the Trustee copies of all Plans. Prior to a Change in Control and without consent by the Trustee, the Company may from time to time add plans and arrangements to Schedule 1 or delete Plans from Schedule 1 (except the Company may not delete, during a Threatened Change in Control Period, a Plan which has not terminated in accordance with its terms), and Schedule 1 shall be amended accordingly; provided, however, that the effect of such action shall not unreasonably increase the Trustee's responsibilities hereunder without the Trustee's consent. On or after a Change in Control, the Company may not add any plan or arrangement to Schedule 1 or delete any Plan from Schedule 1.

     2.4 The Company shall provide the Trustee with copies of each plan or arrangement added to Schedule 1 and of each amendment or modification to any Plan within 15 days of approval by the Company to add any such plan or arrangement or to amend or modify any Plan.


                                   Article 3

                            Trustee Expense Account


     3.1 At any time, the Company shall have the unlimited right to deliver cash to be held in trust and credited to the Trustee Expense Account or add to the Trustee Expense Account additional amounts of cash or other property acceptable to the Trustee. The Company hereby agrees to pay from time to time the reasonable fees and expenses of the Trustee.



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

     3.2 The Company may withdraw from time to time funds or property from the Trustee Expense Account prior to a Threatened Change in Control Period or a Change in Control, or after a Threatened Change in Control Period ends (other than by reason of a Change in Control) upon written demand to the Trustee. The Company may not make any withdrawal from the Trustee Expense Account during a Threatened Change in Control Period or after a Change in Control. The Company may withdraw all remaining funds in the Trustee Expense Account upon the termination of the Trust in accordance with Article 15.

     3.3 The Trustee Expense Account shall be used by the Trustee for the purposes and in the manner provided in Article 9.

     3.4 As soon as possible (but in no event beyond three business days) following a Threatened Change in Control or upon a Change in Control, the Company shall provide the Trustee with sufficient funds to increase the value of the Trustee Expense Account to not less than $150,000.

                                   Article 4

                                 Benefit Account

     4.1 Concurrently with the execution of this Trust, the Company will deliver to the Trustee, to be held in trust hereunder and credited to the Benefit Account, the sum of $5,000 in cash, to be administered and disposed of by the Trustee as provided herein.

     4.2 The Company may withdraw from time to time funds or property from any Benefit Account prior to a Threatened Change in Control Period or a Change in Control, or after a Threatened Change in Control Period ends (other than by reason of a Change in Control), upon written demand to the Trustee. The Company may not make




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

any withdrawal from any Benefit Account during a Threatened Change in Control Period or after a Change in Control. Upon a Change in Control and after the later of (a) the third anniversary of the most recent Change in Control, if any, or (b) the date all claims of entitlement to benefits under the Plans have been settled or otherwise finally determined, a nationally recognized firm of independent public accountants or actuaries appointed by the Company or, if no such appointment is made within 30 days, the Trustee shall make, with respect to each Plan, a good faith estimate of the aggregate present value (based on a 6% interest rate and such other actuarial assumptions as such accountants or actuaries shall reasonably determine) of the maximum amount of all unpaid benefit obligations with respect to such Plan (including amounts to be paid under such Plan in respect of Section 4999 of the Code with respect to benefits payable under any retirement plan of the Company). After such determination, the Company shall deliver, for each Plan, cash or other property to the Trustee if
(i) below is greater than (ii), in an amount equal to the difference of (i) the estimated maximum amount of all remaining benefit obligations and (ii) the amount then credited to the Benefit Account for such Plan, in order that (i) and
(ii) shall be equal.

     4.3 The Benefit Account shall be used by the Trustee for the purposes and in the manner set forth in Article 5.

                                    Article 5

                             Payments from the Trust

     5.1 The Company shall, after a Change in Control, notify the Trustee within three days after any Participant ceases to be employed by the Company. At the time of such notice, the Company shall provide a copy of the written notice of termination, if



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

any, provided by the Company to the Participant or by the Participant to the Company, and the Company's written determination as to such Participant's entitlement to severance pay or other benefits under the Plans. If the Company fails to provide the Trustee with a timely determination or determines that a Participant is not entitled to one or more benefits under a Plan, the Trustee shall promptly notify the Participant of the claims procedure under Section 5.2 and the Participant may make a claim for benefits pursuant to Section 5.2.

     5.2 (a) A Participant may at any time after a Change in Control make a claim of entitlement for benefits under one or more Plans by written notice to the Trustee. The Participant may from time to time provide the Trustee with any relevant information in support of the Participant's claim. The Trustee shall promptly notify the Company of any claim made by a Participant for benefits under one or more Plans and shall provide the Company with a copy of such claim. The Company shall be entitled to provide in writing to the Trustee (with a copy to the Participant), within fifteen (15) days after delivery of such notice, such information it deems relevant to resolve such claim. Also, the Company shall furnish the Trustee as soon as possible with such information as may be reasonably requested by the Trustee.

         (b) The Trustee shall make its determination on a Participant's claim of entitlement for benefits under a Plan as soon as reasonably practicable (but in any event within sixty (60) days after it notifies the Company of any claim received from the Participant) unless the Participant requests additional time to submit information or the Trustee does not have all required information or data necessary to make a final determination. If the Trustee determines that a Participant is not entitled to one or more benefits under a Plan, the Trustee shall provide the Participant and the Company with a written explanation of its determination. The Participant (but not the Company) may ask for reconsideration by the Trustee of its adverse determination, and the Trustee shall have no more than ten (10) days following any such request to issue its final decision. The Trustee's decision in all cases shall be conclusive, non-appealable and binding upon the Company. However, if the decision of the Trustee is adverse to a Participant, the Participant may pursue any other rights the Participant may have under the relevant Plan or otherwise.

         (c) The amount of the benefit or benefits to which a Participant shall be entitled shall be reasonably determined at appropriate times by the Trustee based on information provided to it by the Company and the Participant. In the case of benefit payments in respect of, or which are determined in whole or in part with reference to Section 280G and/or Section 4999 of the Code, the Trustee may rely upon a good faith calculation of the amount of such payments by the Company's independent certified public accountants. If the amount of severance or other benefit payments determined or made by the Trustee is based on or is the result of a clear error or a lack of appropriate information, the Trustee in its sole discretion may correct at any time the amount of any payments previously made or to be made.

     5.3 After a Change in Control the Trustee shall, to the extent designated funds are available in the Benefit Account for such purpose, make payments to the Participants and beneficiaries with respect to the Plans in such manner and in such amounts as indicated in a payment schedule (which shall give the Trustee sufficient information to determine the amounts each Participant provided) by the Company upon a Change in



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

Control or, if a Participant makes a claim under Section 5.2, as determined by the Trustee in accordance with Section 5.2, to the extent not paid by the Company.

     5.4 If, after a Change in Control, the Internal Revenue Service issues a notice of deficiency to a Participant stating that such Participant is subject to any federal income tax by reason of any undistributed interest in the Trust, the Trustee, upon a written request of such Participant and presentation of a copy of such notice of deficiency, shall distribute to such Participant the amount included in such Participant's income by reason of any interest in the Trust but not more than the present value of the Participant's accrued benefit under the Plan to which such notice of deficiency relates. The Trustee shall not be liable in any way for any payment made pursuant to any such written request. Any such payment shall be offset, on an actuarially equivalent basis, against any benefit to which such Participant is otherwise entitled under the Plans.

     5.5 Payments to Participants pursuant to Sections 5.3 and 5.4 shall be made by the Trustee to the extent that funds in the relevant Benefit Account are sufficient to allow such payments. In any month in which the Trustee determines that a Benefit Account does not have sufficient unrestricted funds to provide for the payment of all amounts otherwise payable to Participants in such month under the relevant Plan, the amount otherwise payable to each such Participant under such Plan during such month shall be reduced by a fraction, the numerator of which is the aggregate amount of unrestricted funds then available for the payment of benefits under such Plan and the denominator of which is the total of the benefits payable prior to such reduction during such month to all Participants under such Plan. The Trustee shall notify the Company of the amount of any reductions in payments made pursuant to this Section and shall demand, on behalf of all

Participants, payment by the Company of the balance of the payments. Nothing in this Section shall affect the right of any Participant to the full amount of his or her benefit from the Company, to the extent not paid from the Trust.

     5.6 With respect to the Company only and in order to minimize costs to the Company, the claims procedure under Section 5.2 shall be the exclusive method for determining a Participant's eligibility for benefits under the Plans and shall supersede any provisions of any Plan to the extent such provisions are inconsistent with Section 5.2. However, the claims procedure under Section 5.2 shall not preclude, after a determination from the Trustee, the right of a Participant to seek arbitration of his or her claim under a Plan in accordance with the provisions of the Plan.


                                   Article 6

                           Management of Trust Assets

     6.1 Prior to a Change in Control, the Trustee shall exercise its investment powers under Section 6.3 as designated by the written direction of the Company from time to time. The Trustee shall not be under any duty, or have any right, to question any such directions of the Company or to review any securities or other property held pursuant to such direction, or to make any suggestions to the Company in connection therewith; and the Trustee shall comply as promptly as practicable with any directions given by the Company hereunder. In exercising its powers of direction under this Section 6.1 the Company shall act by its Chief Financial Officer or his or her written designee and the Trustee shall follow such written directions.

     6.2 After a Change in Control, the Trustee shall have exclusive authority and discretion to manage and control the Trust assets pursuant to the powers granted to it



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

under Section 6.3; provided, however, that the Trustee may employ investment managers, including affiliates of the Trustee, to manage the investment of the Trust assets.

     6.3 The Trustee may exercise, from time to time and at any time, the following powers in its sole discretion (or at the direction of an investment manager) after a Change in Control and at the direction of the Company prior to a Change in Control:


         (a) To invest and reinvest the assets of the Trust, without distinction between principal and income, in shares of stock (whether common or preferred) or other evidences of ownership, mutual funds, including proprietary mutual funds advised by the Trustee, bonds, debentures, notes or other evidences of indebtedness, unsecured or secured by liens on real or personal property wherever situated (including any part interest in a bond and mortgage or note and mortgage whether insured or uninsured), and other property, or part interest in property, real or personal, tangible or intangible, foreign or domestic, and in order to reduce the rate of interest rate fluctuations, contracts, as either buyer or seller, for the future delivery of United States Treasury securities and comparable Federal-Government-backed securities, and including securities of the Company; provided, however, that the Trustee shall not invest the assets of the Trust in assets for which a reasonably liquid market does not exist, such as direct ownership of real estate;

         (b) To sell, convey, redeem, exchange, grant options for the purchase or exchange of, or otherwise dispose of, any real or personal property, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposition;

         (c) To exercise, personally or by general or limited proxy, the right to vote any shares of stock, bonds or other securities held in the Trust; to delegate discretionary voting power to trustees of a voting trust for any period of time; and to exercise, personally or by power of attorney, any other right appurtenant to any securities or other property of the Trust;

         (d) To join in or oppose any reorganization, recapitalization, consolidation, merger or liquidation, or any plan therefor, or any lease, mortgage or sale of the property of any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depositary; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;

         (e) To exercise or sell any conversion or subscription or other rights appurtenant to any stock, security or other property held in the Trust;

         (f) To borrow from any lender (including the Trustee in its individual capacity) money, in any amount and upon any reasonable terms and conditions, for purposes of this Trust Agreement, and to pledge or mortgage any property held in the Trust to secure the repayment of any such loan;

         (g) To compromise, settle or arbitrate any claim, debt or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt or obligation and to abandon any property determined by it to be worthless;

         (h) To make loans of securities held in the Trust to registered brokers and dealers upon such terms and conditions as are permitted by applicable law and regulations, and in each instance to permit the securities so loaned to be registered in the name of the borrower or a nominee of the borrower; provided, however, that in each instance the loan is adequately secured and neither the borrower nor any affiliate of the borrower has discretionary authority or control with respect to the assets of the Trust involved in the transaction or renders investment advice with respect to those assets;

         (i) To purchase, acquire, maintain or otherwise procure any insurance or annuity contracts of any type, and to make all payments of premiums as may be necessary to maintain such contracts; and

         (j) To invest and reinvest any property held in the Trust in any other form or type of investment not specifically mentioned in this Section, subject to the last clause of clause (a) of Section 6.3.

                                    Article 7

                              Administrative Powers

     7.1 The Trustee shall have in its sole and absolute discretion and may exercise from time to time and at any time the following administrative powers and authority with respect to the Trust:

         (a) To hold property of the Trust in its own name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery; provided, however, that no such holding shall relieve the Trustee of its responsibility for the safe custody and disposition of the Trust in accordance with the provisions of this Trust Agreement, the Trustee's books and records shall at all times show that such property is part of the Trust, and the Trustee shall be absolutely liable for any loss occasioned by the acts of its nominee or nominees with respect to securities registered in the name of the nominee or nominees;

         (b) To organize and incorporate under the laws of any state it may deem advisable one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interest or right that the Trustee is authorized to acquire under Article 6;

         (c) To employ in the management of the Trust suitable agents, and to rely upon the advice of such agents;

         (d) To make, execute and deliver, as Trustee, any deeds, conveyances, leases, mortgages, contracts, waivers or other instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Trust Agreement; and

         (e) To do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Trust Agreement and to safeguard the assets of the Trust or otherwise in the best interests of the Trust.

                                   Article 8

                    Trustee's Powers after Change in Control

     8.1 At the time the Company makes a contribution to any Benefit Account with respect to a Plan, the Company shall provide the Trustee a list of the names, addresses, and Social Security numbers of all eligible Participants and notify all Participants who are entitled to receive benefits under such Plan, in writing, of the establishment of this Trust and that there may be funds available in the Benefit Account which the Trustee, as set forth in Article 5, may distribute to them. If the Company fails to advise the Trustee that the Participants have been so notified, the Trustee make its best efforts to notify eligible Participants. In either case, such notice shall be delivered by hand, receipt required or sent by certified mail, return receipt requested, to all Participants. In addition, the Trustee may, at its option, provide such other notification as it may determine.

         (a) The Trustee is empowered to retain, at the expense of the Trust, to be paid out of the Trust Expense Account, counsel and other appropriate experts on a reasonable hourly basis, including actuaries and accountants, to aid it in making any determination under Article 5 and to rely upon the advice of such experts.

         (b) The Trustee may, in its discretion, if the assets of the Trust and any earnings thereon are not sufficient to make payments of benefits and expenses in accordance with Articles 3 and 4, notify the Company to such effect, and, if the Company fails to contribute sufficient assets to the Trust, bring an action to compel such contribution in the appropriate court.

                                    Article 9

                   Taxes, Expenses and Compensation of Trustee

     9.1 The Company shall pay any Federal, state, local or other taxes imposed or levied with respect to the assets and/or income of the Trust or any part thereof under existing or future laws, and the Company, in its discretion, or the Trustee, at the direction and expense of the Company (or if the Company does not pay such expense, at the expense of the Trust), may contest the validity or amount of any tax, assessment, claim or demand respecting the Trust or any part thereof. The Trustee shall deduct any payroll and other taxes required to be withheld with respect to any payments made to Participants pursuant to the Trust.

     9.2 The Trustee shall be reimbursed by the Company on a monthly basis, or on such other basis as agreed to by the Trustee and the Company, for the fees and expenses set forth in Schedule 2 attached hereto and its reasonable expenses, including but not limited to the retention of legal counsel (including legal counsel and other professionals retained pursuant to Article 10 and to legal counsel retained to represent the Trustee in any action brought by the Company or any Participant against the Trustee), accountants, actuaries and such other professionals as the Trustee determines are necessary or appropriate to enable it to perform its services as Trustee. The Trustee may pay such fees and expenses from the Trustee Expense Account unless the Company pays such amount directly to the Trustee within 15 days after written demand for such payment. In the event that payment is made hereunder to the Trustee from the Trustee Expense Account, the Trustee shall promptly notify the Company in writing of the amount of such payment. In the event that the funds in the Trust are insufficient, the Trustee shall have no obligation to expend its own funds in payment thereof. Prior to a Change in Control, the Company shall have the right to review such fees and expenses.

                                   Article 10

                            General Duties of Trustee

     10.1 Subject to Article 16 the Trustee shall discharge its duties under this Trust Agreement solely in the interest of the Participants in the Plans and
(a) for the exclusive purpose of providing benefits to such Participants, safeguarding the assets of the Trust and defraying reasonable expenses of administering the Trust, and (b) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     10.2 The Company will notify the Trustee in writing of any facts of which its officers have knowledge which have caused the commencement of or termination of a Threatened Change in Control Period or whether a Change in Control has occurred.

     10.3 The Trustee may consult with counsel, who may be counsel for the Company prior to a Change in Control or for the Trustee in its individual capacity, and shall not be deemed imprudent by reason of its taking or refraining from taking any action in accordance with the opinion of counsel.


                                   Article 11

                                Indemnification

     11.1 The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee harmless from and against any liability that the Trustee may incur in the administration of the Trust (including reasonable attorneys' fees and expenses), unless arising from the Trustee's own negligence, misconduct, or breach of the provisions of its obligations under this Trust Agreement (any such non-excluded liability being a "Liability "). The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Trust Agreement, except as required by law. Prior to a Change in Control, if any claim of Liability shall arise, the Company will engage legal counsel reasonably satisfactory to the Trustee to conduct the defense against such claim of Liability, and the Company will pay the reasonable fees and disbursements of such counsel and all other reasonable costs of defense in addition to any Liability as finally determined. Either (a) if prior to a Change in Control, the Company fails to take action to defend against any claim of Liability in a manner reasonably satisfactory to the Trustee, if the Trustee reasonably determines that it needs separate counsel based on a conflict of interest with the Company, or if the Company fails to indemnify the Trustee for any Liability as provided herein, or both, or (b) after a Change in Control, then the Trustee may engage counsel of the Trustee's choice at the Company's expense or from the Trustee Expense Account either to conduct the defense against such claim of Liability or to conduct such actions as may be necessary to obtain payment of the indemnity provided for herein, including the reasonable fees and disbursements of such counsel and all other reasonable costs of defense in addition to any Liability as finally determined, or to take both such actions.

     11.2 Any amount payable to the Trustee under this Article 11 and not previously paid by the Company shall be paid by the Company promptly upon written demand therefor by the Trustee or, if the Company fails to make payment within 15 days after such written demand, from the Trustee Expense Account, and if the Trustee Expense Account is insufficient, then from the Claims Expense Account. In the event that payment is made hereunder to the Trustee from the Trustee Expense Account or the Claims Expense Account, the Trustee shall promptly notify the Company in writing of the amount of such payment. The Company agrees that, upon receipt of such notice, it will deliver to the Trustee to be held in the Trust an amount in cash (or in property acceptable to the Trustee) equal to any payments made from the Trust to the Trustee pursuant to this Article 11. The failure of the Company to transfer any such amount shall not in any way impair the Trustee's right to indemnification, reimbursement and payment pursuant to this Article 11. The provisions of this Article 12 shall survive the termination of this Trust Agreement.

                                   Article 12

                                    Accounts

     12.1 (a) The Trustee shall keep accurate and detailed accounts of all its receipts, investments and disbursements under this Trust Agreement on a calendar year basis. Such person or persons as the Company shall designate, and, after a Change in Control, any Participant, shall be allowed to inspect the books of account relating to the Trust upon request at any reasonable time during the business hours of the Trustee.

         (b) Within 45 days after the end of each calendar quarter, the Trustee shall transmit to the Company, and certify the accuracy of, a written statement of the assets and liabilities of the Trust, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to the Trust during the period from the last previous accounting to the close of that quarter. For the purposes of this paragraph (b), the date on which the Trustee relinquishes custodianship of the Trust assets and the date of termination of the Trust each shall be deemed to be the close of a quarter.

         (b) Unless the Company shall have filed with the Trustee written exceptions or objections to any such statement and account within 90 days after receipt thereof, the Company shall be deemed to have approved such statement and account; and in such case or upon the written approval by the Company of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things contained in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company and all persons having any beneficial interest in the Trust were parties.

     12.2 The Trustee shall determine the fair market value of the Trust as of each December 31, or more frequently (but not more often than monthly) if it so desires.

     12.3 Nothing contained in this Trust Agreement or in the Plans shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with the Trust, the only other necessary party thereto in addition to the Trustee shall be the Company. If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons. No person interested in the Trust, other than the Company, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

                                   Article 13

                  Administration of the Plans; Communications

     13.1 The Company shall administer the Plans as provided therein and, except as provided in Article 5 and Article 8 or as provided in the Plans and consented to by the Trustee, the Trustee shall not be responsible in any respect for administering the Plans. The Trustee shall not be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities under the Plans. The Trustee shall be protected in relying upon any written notice, instruction, direction or other communication signed by an officer of the Company designated pursuant to this Trust Agreement. The Company, from time to time, shall furnish the Trustee with the names and specimen signatures of the designated officers of the Company, and shall promptly notify the Trustee of the termination of office of any designated officers of the Company and the appointment of a successor thereto. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of the designated officers of the Company furnished to it by the Company.

     13.2 Any action required by any provision of this Trust Agreement to be taken by the Board shall be evidenced by a resolution of such Board certified to the Trustee by the Secretary or an Assistant Secretary of the Company under its corporate seal, and the Trustee shall be protected in relying upon any resolution so certified to it. Unless other evidence with respect thereto has been specifically prescribed in this Trust Agreement, any other action of the Company under any provision of this Trust Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by a designated officer of the Company, and the Trustee shall be protected in relying upon such certificate. The Trustee may accept a certificate signed by a designated officer of the Company as proof of any matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be protected in relying upon the statements in the certificate.

     13.3 The Trustee shall be entitled to rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed by the proper person or persons.

     13.4 Until written notice is given to the contrary, communications to the Trustee shall be sent to it at its office at 301 North Church Street, Winston-Salem, North Carolina 27101, Attn: Executive Services MC31013; communications to the Company shall be sent to it at its office at 301 Carnegie Center, P.O. Box 2066, Princeton, New Jersey 08543-2066, Attn: Corporate Secretary, with a copy to Chief Financial Officer.

                                   Article 14

                        Resignation or Removal of Trustee

     14.1 The Trustee may resign at any time, other than during a Threatened Change in Control Period or after a Change in Control, upon six months written notice to the Company or such shorter period as is acceptable to the Company (hereinafter referred to as the "Resignation Period ") and upon the effective date of such resignation shall have no further duties hereunder. The Trustee will have no duty to find or secure the appointment of a successor upon its resignation pursuant to this Section nor shall its resignation or its termination of any further duties be contingent upon the appointment and qualification of a successor. Promptly after receipt of such notice, the Company shall appoint a successor trustee, such trustee to become Trustee upon its acceptance of this Trust.

     14.2 During a Threatened Change in Control Period or after a Change in Control, the Trustee may resign only under the following circumstances:

         (a) A final decision of a court of competent jurisdiction removing the Trustee by reason of such court's determination of the existence of a conflict of interest which prevents the Trustee from properly performing its duties hereunder. The Trustee agrees to use its best efforts to avoid any such conflict. For purposes of this Trust

Agreement, the decision of a court shall not be deemed to be final unless the decision is not appealable, or no appeal has been taken from the decision and the time for an appeal has expired. Notwithstanding the foregoing provisions of this clause (a), such resignation shall not be effective until the Company, with the approval of a majority in interest of the Participants, has obtained the agreement of a bank to act as successor trustee, or the court has appointed a bank to act as successor trustee and such bank has accepted such appointment. In any event, the Trustee shall continue to be custodian only of the Trust and may not take any fiduciary action without the direction of the court until the new trustee is installed, and the Trustee shall be entitled to expenses and fees through the latter of the effective date of its resignation as Trustee or the end of its custodianship of the Trust assets.

         (b) The assets of the Trustee Expense Account have been exhausted. The Company shall appoint a successor trustee, subject to the consent of a majority in interest of the Participants. In such event, the Trustee shall continue to be custodian of the Trust until the new trustee is installed, and the Trustee shall be entitled to expenses and fees through the latter of the effective date of its resignation as Trustee or the end of its custodianship of the Trust assets. Notwithstanding anything to the contrary contained in this clause if, at the time the Trustee would otherwise have been entitled to resign pursuant to the provisions thereof, there are funds remaining in any Benefit Account, the Trustee shall continue to administer the Trust and make payments from such Benefit Account in accordance with Article 5 and the Trustee will continue to have all such powers provided for in the Trust to enable it to fulfill its duties under Article 5, including the right to recover from the Benefit Account all reasonable expenses as provided in

Article 10 relating to such relevant Benefit Account until such time that the funds are exhausted. When all funds in all Benefit Accounts are exhausted, the Trustee shall have the right to resign immediately in accordance with this clause (b).

     14.3 During a Threatened Change in Control Period or after a Change in Control, the Company, with the approval of a two-thirds majority of the Participants, may remove the Trustee upon 30 days' written notice to the Trustee, or upon shorter notice if acceptable to the Trustee. At any time other than during a Threatened Change in Control Period or after a Change in Control, the Company may remove the Trustee upon 30 days' written notice to the Trustee, or upon shorter notice if acceptable to the Trustee. Such removals shall become effective, however only upon the occurrence of all of the following events:

         (a) The appointment of a successor trustee by the Company; and

         (b) The acceptance of the Trust by the successor trustee; and

         (c) The delivery of the assets of the Trust to the successor trustee.

     14.4 Each successor trustee must be a bank which is among the 100 largest banks in the United States, as measured by deposits. Each successor trustee shall have the powers and duties conferred upon the Trustee in this Trust Agreement, and the term "Trustee" as used in this Trust Agreement shall be deemed to include any successor trustee. Upon designation or appointment of a successor trustee, the Trustee shall transfer and deliver the Trust to the successor trustee, reserving such reasonable sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Trust for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Company or the trust corpus held by the successor trustee, or both. When the Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Article 12, the Trustee shall be released and discharged from all further accountability or liability for the Trust and shall not be responsible in any way for the further disposition of the Trust or any part thereof.

     14.5 Notwithstanding anything to the contrary, in the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Article 12.

                                   Article 15

                  Amendment of Agreement; Termination of Trust

     15.1 Except as set forth in Section 15.2, the provisions of this Trust Agreement may not be amended and the Trust created hereby may not be terminated by the Company during a Threatened Change in Control Period or after a Change in Control. The Company reserves the right at any time other than during a Threatened Change in Control Period or after a Change in Control to amend in writing this Trust Agreement and to terminate the Trust created hereby to the extent that it may deem advisable. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase the Trustee's responsibilities hereunder. Each proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Company. The Company also shall deliver to the Trustee a copy of any modifications or amendments to the Plans. The Trustee's consent shall not be required for the termination of the Trust pursuant to this Section 15.1 or its removal as Trustee under Section 14.3.

     15.2 The Company and the Trustee, after a Change in Control, upon written advice of counsel, may amend the provisions of this Trust Agreement to the extent required by applicable law or regulation. After a Change in Control, the Company amend the provisions of this Trust Agreement with the consent of the Trustee and a two-thirds majority in interest of the Participants then entitled or who may become entitled to benefits under the Plans or (b) terminate this Trust Agreement with the consent of the Trustee and all of the Participants then entitled or who may become entitled to benefits under the Plans; provided, however, that in no event shall the assets of the Trust be utilized other than to provide to the extent necessary for the payment of benefit obligations under the Plans and fees and expenses of the Trust and that, after such obligations are provided for, any remaining assets shall revert to the Company.

     15.3 In the event the Company terminates the Trust pursuant to Section 15.1, the Trustee shall reserve such sums it deems necessary to pay its fees and expenses, shall distribute all remaining assets of the Trust in accordance with the written directions of the Company and shall provide the Company with a final written account in accordance with Article 12.

     15.4 Subject to Section 16.2, in the event of a Change in Control, the Trust shall continue in effect until the later of (a) the third anniversary of the date on which a Change in Control occurs or (b) the date on which the final payment of all amounts payable to all Participants pursuant to the Plans, and all amounts due to the Trustee and all costs and expenses chargeable to the Trust have been paid or otherwise provided for.

Upon termination of this Trust, the Trustee shall have a right to have its account settled as provided in Article 12. Promptly upon termination of this Trust, and after payment of all fees, expenses and indemnities due to or incurred by the Trustee hereunder, any remaining assets of the Trust shall revert to the Company.

     15.5 At the option of the Company, the Company may at any time offer each Participant (and not less than all Participants), to the extent such offer would not result in constructive receipt of income by such Participant, the opportunity to receive a cash lump sum equal to the aggregate present value (based on a 6% interest rate and such other actuarial assumptions as the independent public accountants, with the approval of the Trustee, shall reasonably determine) of such Participant's then remaining benefit entitlement under all Plans, as calculated by the Company's independent public accountants. Each Participant shall be entitled to accept any such offer made by the Company to the Participant regardless of whether any other Participant decides to accept the Company's offer. The acceptance by a Participant of an offer by the Company pursuant to this Section shall not constitute a waiver or extinguishment of any rights the Participant may have under this Trust or any Plan unless and until the Participant has received payment of the full amount offered to, and accepted by, the Participant.

                                   Article 16

                            Prohibition of Diversion

     16.1 Except as provided in Sections 3.2, 4.2, 5.2, 15.1, and 16.2, no time prior to the satisfaction of all liabilities with respect to Participants under the Plans shall any part of the corpus and/or income of the Trust be used for, or diverted to, purposes other than for the exclusive benefit of such Participants in receiving benefits under the Plans and defraying reasonable expenses of administering the Plans or performing any of the Trustee's duties under this Trust Agreement.

     16.2 Notwithstanding any provision of this Trust Agreement to the contrary, the assets of the Trust shall at all times be subject to claims of the general creditors of the Company in the manner provided in this Section 16.2. The Board and the officers of the Company shall notify the Trustee in writing if the Company becomes subject to a proceeding under the United States Bankruptcy Code or is otherwise insolvent. Upon such notice the Trustee shall not pay benefits from Trust assets, shall hold the assets for the general creditors of the Company, and shall deliver the assets of the Trust to satisfy the claims of creditors, as directed by an appropriate court. The Trustee shall resume payments under the terms of the Trust only after determining that the Company is not insolvent or after receiving a judicial decision to that effect. Upon resumption of payments, the first payment shall include all amounts unpaid as the result of the discontinuance of payments under this Section 16.2, plus any earnings on such amounts from the dates the payments were due. The Company shall be considered insolvent if it is unable to pay its debts as they mature or if it is subject to a pending proceeding as a debtor under the Bankruptcy Code. In the event the assets of the Trust are used to satisfy, in whole or in part, the claims of creditors of the Company, the Trustee shall make claim on behalf of the Participants for such amount against the Company.

                                   Article 17

                     Prohibition of Assignment of Interest

     17.1 No Participant shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trust before such assets are paid to the Participant as provided hereunder, and all rights created under the Trust and the Plans shall be unsecured contractual rights of the Participant against the Company.

     17.2 No part of, or claim against, the assets of the Trust may be assigned, anticipated, alienated, encumbered, garnished, attached, or in any other manner disposed of by any of the Participants, and no such part or claim shall be subject to any legal process or claims of creditors of any of the Participants.

                                   Article 18

                                 Miscellaneous

     18.1 This Agreement shall be interpreted, construed and enforced, and the Trust hereby created shall be administered, in accordance with the laws of the United States and of the State of New Jersey. Nothing in this Trust Agreement shall be construed to subject the Trust created hereunder to the Employee Retirement Income Security Act of 1974, as amended.

     18.2 The Company shall, at any time and from time to time, upon the reasonable request of the Trustee, execute and deliver such further instruments and do such further acts as may be necessary or proper to effectuate the purpose of this Trust Agreement.

     18.3 The titles to Articles of this Trust Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.

     18.4 The Trustee shall maintain the confidentiality of any information provided to the Trustee which is not generally known unless required to disclose such information by applicable laws or legal process.

     18.5 This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively and the Plans.

     18.6 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.

     18.7 If any provision of this Trust Agreement is determined to be invalid or unenforceable the remaining provisions shall not for that reason alone also be determined to be invalid or unenforceable.

     18.8 Each Participant and his or her beneficiary or beneficiaries are intended beneficiaries under this Trust, and shall be entitled to enforce all terms and provisions hereof with the same force and effect as if such person had been a party hereto. The definition of "Participant" at Section 1.10 and the use of "Participant" and "Participants" throughout this Agreement do and are specifically intended to include each and every beneficiary of a Participant.

     18.9 Any corporation resulting from any merger, consolidation or conversion to which the Trustee may be a party, or any corporation otherwise succeeding generally to all or substantially all of the assets or business of the Trustee, shall be the successor to it as Trustee hereunder, without the execution of any instrument or any further action on the part of any party hereto.

                  IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be executed in their respective names by their duly authorized officers under their respective corporate seals as of the day and year first above written.
                                  SUMMIT BANCORP.


                                  By: /s/ John G. Collins
                                      ------------------------
                                    Name: John G. Collins
                                    Title: Vice Chairman


CORPORATE SEAL


Attest: /s/ Richard F. Ober, Jr.
        -------------------------
         Corporate Secretary


                                  WACHOVIA BANK, N.A.


                                  By: /s/ Joe O. Long
                                      ------------------------
                                    Name: Joe O. Long
                                    Title: Senior Vice President/Group Executive


CORPORATE SEAL


Attest: /s/ Ronald W. Dailey
        -------------------------
         Secretary

STATE OF NEW JERSEY        )
                           :  SS.:
COUNTY OF MERCER           )

                  On this 1st day of September, 2000, before me personally came John G. Collins, to me known, who, being by me duly sworn, did depose and say that he is, Secretary of Summit Bancorp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                          /s/ Lori A. Weirzbinsky
                                          -----------------------------
                                          Lori A. Weirzbinsky
                                          Notary Public of New Jersey
                                          My Commission Expires April 28, 2003



STATE OF NORTH CAROLINA    )
                           :  SS.:
COUNTY OF FORSYTH          )

                  On this 29th day of September, 2000, before me personally came Joe O. Long, to me known, who, being by me duly sworn, did depose and say that he is an Senior Vice President of Wachovia Bank, N.A., a national banking organization, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                          /s/ Donna A. Nash
                                          -----------------------------
                                          Notary Public
                                          My Commission Expires December 9, 2000

                                TABLE OF CONTENTS

                                                                         Page

Article 1             Definitions.........................................3

Article 2             Creation of Trust...................................7

Article 3             Trustee Expense Account.............................8

Article 4             Benefit Account.....................................9

Article 5             Payments from the Trust............................10

Article 6             Management of Trust Assets.........................14

Article 7             Administrative Powers..............................17

Article 8             Trustee's Powers after Change in Control...........18

Article 9             Taxes, Expenses and Compensation of Trustee........19

Article 10            General Duties of Trustee..........................20

Article 11            Indemnification....................................21

Article 12            Accounts...........................................23

Article 13            Administration of the Plans; Communications........24

Article 14            Resignation or Removal of Trustee..................26

Article 15            Amendment of Agreement; Termination of Trust.......29

Article 16            Prohibition of Diversion...........................31

Article 17            Prohibition of Assignment of Interest..............32

Article 18            Miscellaneous......................................33

                                   DEFINITIONS




Affiliate ...........................................................3
Benefit Account......................................................3
Board................................................................3
Change in Control....................................................3
Code.................................................................7
Committee............................................................4
Company..............................................................4
Continuing Directors.................................................5
Director.............................................................5
Exchange Act.........................................................3
Liability...........................................................21
Participant..........................................................5
person...............................................................3
Plan(s)..............................................................5
Resignation Period..................................................26
Schedule 1(a)........................................................1
Summit...............................................................1
Threatened Change in Control.........................................5
Threatened Change in Control Period..................................6
Trust................................................................1
Trustee..............................................................1
Trustee Expense Account..............................................6

               SUMMIT BANCORP BENEFITS PROTECTION TRUST AGREEMENT

                                  SCHEDULE 1(a)


A.   Supplemental Executive Retirement Plan of The Summit Bancorporation.

B. (i) Retirement Restoration Plan adopted April 19, 1983 and (ii) Amendments to the Retirement Restoration Plan adopted April 25, 1994.

C. (i) Supplemental Retirement Plan adopted August 16, 1989, and (ii) Amendments to the Supplemental Retirement Plan adopted April 25, 1994.

D.   Enhanced Retirement Income Plan, effective July 15, 1998.


                                  SCHEDULE 1(b)

A. (i) Agreement dated April 2, 1981 between United Jersey Banks and T. Joseph Semrod, (ii) Amendment No. 1 dated May 5, 1981, (iii) Amendment No. 2 dated December 15, 1982, (iv) Amendment No. 3 dated August 20, 1986 and (v) Amendment No. 4 dated January 20, 1999.

B. Termination Agreements dated as of October 15, 1997 between Summit Bancorp. with various executive officers, dated April 15, 1998 between Summit Bancorp. and each of Dorinda Jenkins and William J. Wolverton, and dated February 16, 2000 between Summit Bancorp. and Douglas L. Kennedy.

C. Summit Bancorp. Executive Severance Plan, as amended through October 15, 1997, for various executive officers.

D.   (i) Summit Bancorp. Executive Severance Plan Participation Letter for James
     J. Lynch and (ii) Termination Agreement between Summit Bancorp and James J. Lynch.